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                                                                   Exhibit 10.19
                         COMMON STOCK PURCHASE AGREEMENT

         THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of April 6, 2000, among Screaming Media.com Inc., a Delaware corporation (the "Company") and Spyglass Inc., a Delaware corporation (the "Purchaser").

         The Company desires to sell, and the Purchaser desires to purchase, at an aggregate purchase price of $5,000,000 (the "Purchase Price"), the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock") equal to the Purchase Price divided by an amount equal to the final offering price per share (the "Purchase Price Per Share") of the Common Stock in the initial public offering (the "Initial Public Offering") of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"). References to "Shares" in this Agreement shall mean the shares of Common Stock purchased by Purchaser in connection with this Agreement and shall also include any equity stock issued by the Company with respect to Shares by way of a stock split, stock dividend, other recapitalization or similar transaction. Subject to the transfer restrictions set forth in Section 4(b) of this Agreement, such Shares shall continue to be Shares in the hands of any holder other than the Purchaser.

         The Company and the Purchaser have therefore agreed as follows:

         1.   Purchase and Sale of the Shares; Closing.

                  (a) Purchase and Sale of the Shares. Subject to the terms and conditions hereof, the Purchaser shall purchase from the Company, and the Company shall sell to the Purchaser, the Shares for the Purchase Price.

                  (b) Closing. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall take place at the office of Skadden, Arps, Slate, Meagher & Flom LLP at Four Times Square New York, New York at 10:00 a.m. on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time)) business day after the date the final offering price per share of Common Stock is determined in connection with the Initial Public Offering, or at such other place and time upon which the Company and the Purchaser shall agree. The date of Closing is referred to as the "Closing Date". At the Closing, the Company shall deliver to the Purchaser a certificate representing the Shares and the Purchaser shall deliver the Purchase Price to the Company by wire transfer of same-day funds.
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         2.   The Purchaser's Representations and Acknowledgments.

         The Purchaser represents and warrants to the Company that:

                  (a) The Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

                  (b) The execution of this Agreement by the Purchaser has been duly authorized by all necessary corporate action. This Agreement, when executed and delivered by the Purchaser, shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules of law governing specific performance, injunctive relief or other equitable remedies.

                  (c) Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate any statute, regulation, rule, injunction, judgment, order, ruling, or other restriction of any government, governmental agency, or court to which the Purchaser is subject or any provision of the charter or bylaws of the Purchaser or (ii) conflict with, result in a breach of, constitute a default under, any agreement, contract, lease, license, instrument, requirement to give notice, or other arrangement to which the Purchaser is a party or by which it is bound (or result in the imposition of any security interest upon any of it assets).

                  (d) The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of applicable law. The Purchaser understands that the Shares to be purchased have not been and will not have been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

                  (e) The Purchaser is an accredited investor within the definition of Regulation D of the Securities Act. The Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of the purchase of the Shares pursuant to this Agreement and of protecting the Purchaser's interests in connection therewith. The Purchaser is able to bear the
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economic risk of its respective investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

                  (f) The Purchaser understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Shares may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the Company, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three (3) month period not exceeding specified limitations.

                  (g) The Purchaser has had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and has had access to such other information concerning the Company that it deemed necessary in order to evaluate the purchase of the Shares. The Purchaser has also reviewed, or has had an opportunity to review, the following documents: (A) the Company's Certificate of Incorporation and Bylaws and (B) the Company's financial statements (the "S-1 Financial Statements") for the period as of and ending on December 31, 1999, filed with the Securities and Exchange Commission with the Company's Registration Statement on Form S-1 (the "Form S-1") on February 16, 2000. Except as expressly set forth herein, the Company does not make any representations or warranties regarding the Shares, the Purchaser's investment in the Company or otherwise as to the financial condition, assets, liabilities, business or prospects of any of the Company and all of such representations and warranties are hereby disclaimed.

                  (h) The Purchaser has consulted with legal counsel regarding its rights and obligations under this Agreement and fully understands the terms and conditions contained herein.

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         3. Company's Representations and Acknowledgments. In connection with the Shares, the Company represents and warrants to the Purchaser that:

                  (a) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

                  (b) The execution of this Agreement by the Company has been duly authorized by all necessary corporate action. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules of law governing specific performance, injunctive relief or other equitable remedies.

                  (c) Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate any statute, regulation, rule, injunction, judgment, order, ruling, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of the charter or bylaws of the Company or (ii) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, requirement to give notice, or other arrangement to which the Company is a party or by which it is bound (or result in the imposition of any security interest upon any of it assets).

                  (d) The issuance of the Shares and the certificate representing such Shares by the Company have been authorized by all necessary corporate action and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable.

                  (e) The Company recognizes that the Purchaser has relied on the S-1 Financial Statements. The S-1 Financial Statements have been prepared from, and are in accordance with, the books and records of the Company, have been prepared in accordance with generally accepted accounting principles (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments and footnote disclosure), consistently applied, and present fairly in all material respects the financial position of the Company and the results of its operations and cash flows at such dates and for such periods.

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                  (f) Since December 31, 1999, there has not been any changes in the assets, liabilities, financial condition or operating results of the Company from that reflected in the S-1 Financial Statements, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse to the business, assets, liabilities, results of operations, or condition (financial or otherwise) of the Company (a "Material Adverse Effect").

                  (g) Except as the Company has expressly disclosed to the Purchaser in writing, the Company does not have any material claims, liabilities, obligations of indebtedness of any nature whatsoever (whether known, unknown, accrued, absolute, contingent or otherwise and whether due or to become due) except as set forth in the S-1 Financial Statements.

                  (h) Except as set forth in the Form S-1, there is no action, suit, proceeding at law or in equity, or any arbitration or any administrative or other proceeding by or before (or to the knowledge of the Company any investigation by) any governmental or other instrumentality or agency, pending, or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties or rights which, if adversely determined, would be reasonably likely to have a Material Adverse Effect. Except as the Company has expressly disclosed to the Purchaser in writing or except for any such conflict, violation, breach or default that would not have a Material Adverse Effect, the Company is not in conflict with or in violation or breach of, or default under, and to the knowledge of the Company, there exists no event that, with the giving of notice, the passage of time or both, would constitute a conflict, violation, breach or default with, of or under (x) any applicable law, statute, rule or regulation or (y) any provision of the Company's organizational documents. The Company has made available to the Purchaser true and complete copies of its organizational documents, as amended to date.

                  (i) Except as set forth in the Form S-1 or as otherwise provided in the Distribution Agreement or Services Agreement, both of which will be entered into between the Company and the Purchaser prior to Closing, (i) the Company has good and valid title to all material trademark registrations and applications, domain name applications and registrations, patents, patent applications, patentable inventions, know-how, trade secrets, computer programs, software, databases, slogans, common law trademarks, service marks and copyrights (collectively, "Intellectual Property") owned by the Company, or with respect

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         to Intellectual Property used pursuant to license, sufficient rights to use the Intellectual Property in the manner in which it is currently used; (ii) the registrations and applications relating to Intellectual Property owned by the Company have not lapsed, expired or been abandoned; (iii) there are no pending or, to the knowledge of the Company, threatened proceedings or litigations or other adverse claims affecting or relating to the Intellectual Property the Company owns or to the knowledge of the Company the Intellectual Property owned jointly with, licensed to or licensed from, third parties, which proceedings, litigations or adverse claims would be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; and (iv) to the knowledge of the Company, neither the Intellectual Property owned by the Company or the Intellectual Property owned jointly with, licensed to or licensed from, third parties, nor the conduct of the business of the Company as currently conducted conflicts with or infringes in any way with the proprietary right of any third party, except where such conflict or infringement would not have, individually or in the aggregate, a Material Adverse Effect.

         4.   Legends; Transfer Restrictions.

                  (a) Legend. The Purchaser understands that the Shares, and any securities issued in respect of or exchange for the Shares, may bear one or all of the following legends:

         (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

         (ii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

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                  (b) Securities Law Restrictions. No holder of Shares may sell, transfer or dispose of any Shares unless (i) there is then an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (ii) such holder of Shares shall have notified the Company of the proposed disposition with a detailed statement of the circumstances surrounding the proposed disposition and, if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion (reasonably acceptable in form and substance to the Company) of counsel experienced in securities laws matters that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

                  (c) Void Transfers. Any transfer or attempted transfer of any Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Shares as the owner of such Shares for any purpose.

         5.   Conditions to Closing.

                  (a) Conditions to the obligations of the Purchaser. The obligations of the Purchaser to purchase the Shares at the Closing is, at the option of the Purchaser, subject to the fulfillment on or prior to the Closing Date of or the waiver of the following conditions:

         (i)      The Company's representations and acknowledgments made in
                  section 3 of this Agreement shall have been true and correct when made, and shall be true and correct in all material respects as of the Closing Date.

         (ii) All covenants, agreements, and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been fully performed or complied with in all respects.

                  (b) Conditions to the obligations of the Company. The obligations of the Company to sell the Shares to the Purchaser at the Closing is, at the option of the Company, subject to the fulfillment on or prior to the Closing Date of or the waiver of the following conditions:

         (i)      The Purchaser's representations and acknowledgments made in section 2 of this Agreement shall have been true and correct when made, and shall be true and correct in all material respects as of the Closing Date.

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         (ii)     All covenants, agreements, and conditions contained in this
                  Agreement to be performed by the Purchaser on or prior to the Closing shall have been fully performed or complied with in all respects.

                  (c) Conditions to each party's obligations. The respective obligations of each party to effect the purchase and sale of the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of or the waiver of the following conditions:

         (i) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the purchase and sale of the Shares or any other transaction contemplated by this Agreement shall be in effect.

         (ii) The Company and the Purchaser shall have entered into both a Distribution Agreement and a Services Agreement (the "Ancillary Agreements"), each on terms and conditions that are satisfactory to each party.

         6. Holdback Agreement. The Purchaser agrees by purchase of the shares of Common Stock hereunder, not to offer, sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any shares of Common Stock, during the 180 days after the Initial Public Offering, other than with the prior written consent of the Company and the managing underwriter in the Company's Initial Public Offering.

         7. Survival. Sections 2, 3, 4, 6, 7 , 8, 9, 14 and 16 shall survive and continue in full force in accordance with their terms.

         8. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

         To the Company:

                  Screaming Media.com Inc.
                  601 West 26th Street, 13th Floor
                  New York, NY 10001
                  Telecopy:  212-691-1483
                  Attention:  Chief Executive Officer

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         With a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  4 Times Square
                  New York, NY 10036
                  Telecopy: 212-735-2000
                  Attention: David J. Goldschmidt, Esq.

         To the Purchaser:

                  Spyglass, Inc.
                  1240 E. Diehl Road
                  Naperville, IL 60563
                  Telecopy:  630-245-6651
                  Attention: Chief Executive Officer

         With a copy to:

                  Baker & McKenzie
                  One Prudential Plaza
                  130 East Randolph Drive
                  Chicago, IL 60601
                  Attention: James L. Stetson, Esq.

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when personally delivered, five days after deposit in the U.S. mail, or the business day next following deposit with such an overnight courier service in such a manner, with instructions for next-day delivery.

         9.   General Provisions.

                  (a) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

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                  (b) Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, any summary of terms or similar agreement.

                  (c) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

                  (d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                  (e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Purchaser, the Company, and their respective successors and assigns (including subsequent holders of Shares); provided that, except as provided in
Section 13, the rights and obligations of the Purchaser under this Agreement shall not be assignable without the prior written consent of the Company.

                  (f) Choice of Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         10. Remedies. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by such breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or

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deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

         11. Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and the Purchaser.

         12. Expenses. The Company and the Purchaser shall bear its own expenses and legal fees incurred on their behalf with respect to this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby.

         13. Assignment. The provisions of this Agreement shall be assignable by the Company to its successors or assigns. The provisions of this Agreement shall be assignable by the Purchaser to any affiliate of the Purchaser, provided that the Purchaser has provided written notice to the Company of such assignment.

         14. Registration Rights. (a) If the Company at any time or times after the date hereof determines to prepare and file a ("Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") (except a registration statement in connection with the acquisition of any entity or business or any employee benefit plan, including any stock option plan, or on Form S-4 or Form S-8 under the Securities Act or any successor forms thereto) in connection with the proposed offer of sale of Common Stock, which registration statement does not consist exclusively of securities to be sold for the account of the Company, the Company shall notify the Purchaser of such event and, subject to paragraph (c) of this Section, shall permit the Purchaser to include in such Registration Statement the number of Shares that the Purchaser shall notify the Company it desires to register.

         (b) The Purchaser shall promptly provide the Company with such information as may be required to permit a public offering of the Shares to be sold by the Purchaser. The Company shall supply prospectuses and other documents as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of such Shares. All expenses incurred by the Company incurred in connection with the registration, qualification or compliance pursuant to this Section, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, stock transfer taxes, fees and disbursements of counsel for the Company, and blue sky fees and expenses, shall be borne by the Company; provided, however, that the Purchaser shall bear the fees of its own counsel and any transfer taxes and underwriting discounts or commissions applicable to the Shares sold by it. The Company shall do any and all other acts and things which may be reasonably necessary

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or desirable to enable the Purchaser to consummate the public sale or other disposition of the Shares, but shall not be required to qualify as a foreign corporation to qualify the Shares for sale under the securities laws of any state. All decisions as to whether and when to proceed with any Registration Statement shall be made solely by the Company. The Company shall not be obligated to keep any Registration Statement effective for a total of more than 180 days.

         (c) Notwithstanding paragraph (a) of this Section, if the offering that is subject of such Registration Statement is underwritten, in whole or in part, and the managing underwriter advises the Company that the inclusion of Purchaser's Shares proposed to be included in such Registration Statement would interfere with the successful marketing (including pricing) of the securities proposed to be registered by the Company, then the number of Purchaser's Shares to be included in the underwritten offering may be reduced or excluded altogether on the same basis as other holders of piggyback or other similar registration rights with respect to Common Stock (other than as provided in the following sentence), as determined by the Company in its sole discretion. If the number of Shares to be included in an underwritten offering is reduced in the circumstances described in the preceding sentence, the Purchaser shall not have the right to have any of its Shares included in the Registration Statement until the rights of (i) the holders of Common Stock issued on conversion of the Company's Series B Preferred Stock and (ii) any other holder of Common Stock who has been granted comparable registration rights in accordance with the investor rights agreement between the Company and the holders of the Series B Preferred Stock, to have their shares included in such Registration Statement have been satisfied.

         (d) (i) The Company shall indemnify and hold harmless the Purchaser, its officers and directors, and each other person, if any, who controls the Purchaser within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Purchaser or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which Shares to be sold by the Purchaser were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company will reimburse the Purchaser and each such director,

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officer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchaser for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchaser or any such director, officer or controlling person.

         (ii) The Purchaser agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary prospectus, final prospectus or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person.

         (iii) Promptly after receipt by an indemnified party of notice of the commence ment of any action or proceeding involving a claim referred to in the preceding clauses of this paragraph (d), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgement a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable for any settlement made by

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the indemnified party without its consent (which consent will not be unreasonably withheld) or for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         15. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

                      (a) at any time, by mutual written consent of the Company and the Purchaser; or

                      (b) at any time from and including the date which is 180 days from the date first above written if the Closing has not occurred as of such time, at the option of the Purchaser, upon written notice to the Company.

         16. Publicity. Neither party shall make any publicity, news release or other public announcement relating to this Agreement or the existence of an arrangement between the parties without the prior written approval of the other party, except as otherwise required by law; provided, however, that both parties shall have the right to: (i) list the other party as a customer or supplier in its marketing or press materials; and (ii) describe the relationship of the parties to the extent required in documents required to be filed with the Securities and Exchange Commission or other regulatory body

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                            SCREAMING MEDIA.COM INC.


                                            By: /s/ Kevin Clark
                                              ---------------------------
                                            Its:    Kevin Clark, CEO
                                                -------------------------


                                            SPYGLASS, INC.


                                            By:  /s/ Douglas P. Colbeth
                                                ---------------------------
                                            Its:     Douglas P. Colbeth, CEO
                                                ---------------------------